July 26, 2016

STRATEGIC FUNDS, INC.

-DREYFUS SELECT MANAGERS SMALL CAP GROWTH FUND

Supplement to Current Statement of Additional Information

The following information supersedes and replaces any contrary information in "Management Arrangements – Sub-Advisers" in the fund's statement of additional information:

The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser.

RHJ:  Thuong-Thao Buu-Hoan, Lou Holtz, George Kruntchev, Yossi Lipsker, Thomas McDowell, Michael Meoli, Carl Obeck, Cara Thome and Timothy Todaro.

GRP3-SAISTK-0716-2